UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 17, 2014

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

2013 Year End Earnings Release

Please see Exhibit 99 for the Registrant's December 31, 2013 Year End Earnings Release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 -  Registrant's December 31, 2013 Year End Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: January 21, 2014	By:	s/William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99                      Registrant's December 31, 2013 Year End Earnings Release